EXECUTION VERSION 1897745.v1 MAIN STREET PRIORITY LOAN FACILITY TERM NOTE Principal Amount: $6,200,000 Dated: December 11, 2020 FOR VALUE RECEIVED, on or before December 11, 2025 (the “Scheduled Maturity Date”) Airco 1, LLC, a Delaware limited liability company (“Borrower”), promises to pay to the order of Park State Bank, a Minnesota state-chartered bank (hereafter, together with any subsequent holder hereof, called “Lender”), at its main banking office at 331 N. Central Avenue, Duluth, Minnesota 55807, or at such other place as Lender may direct, the aggregate unpaid principal amount of $6,200,000 (the “Loan”). This Note evidences indebtedness incurred under a Main Street Priority Loan Facility Term Loan Agreement, dated as of December 11, 2020 (as amended, restated, renewed or replaced from time to time, the “Loan Agreement”), between Borrower and Lender, to which Loan Agreement reference is hereby made for a statement of its terms and provisions, including without limitation those under which this Note may be paid prior to its due date or have its due date accelerated. Capitalized terms used but not defined herein have the meanings given to them in the Loan Agreement. Borrower agrees to repay the Loan principal in accordance with the following, provided that in any event all such principal shall be paid on or before the Scheduled Maturity Date: (i) Principal shall be deferred for the first two (2) years of the Loan (i.e., until December 11, 2022); (ii) Fifteen percent (15.00%) of the principal amount (including any capitalized interest accrued thereon) shall be due on the third anniversary of the Loan (i.e., December 11, 2023); (iii) Fifteen percent (15.00%) of the principal amount (including any capitalized interest accrued thereon) shall be due on the fourth anniversary of the Loan (i.e., December 11, 2024); and (iv) The remaining seventy percent (70.00%) of the principal amount (including any capitalized interest accrued thereon) shall be due on the Scheduled Maturity Date. Borrower also agrees to pay interest on the unpaid principal amount from time to time outstanding under this Note on the dates and at the rate(s) set forth in and determined pursuant to the Loan Agreement. Payments of both principal and interest are to be made in immediately available funds in lawful money of the United States of America. This Note shall be governed by and construed in accordance with the internal law of the State of Minnesota. This Note shall bind Borrower and its heirs, trustees (including without limitation successor and replacement trustees), executors, personal representatives, successors and assigns, and

2 1897745.v1 shall inure to the benefit of Lender, its successors and assigns, except that Borrower may not transfer or assign any rights or obligations hereunder without the prior written consent of Lender. TO THE FULLEST EXTENT PERMITTED BY LAW, BORROWER AND LENDER VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT THEY OR ANY OF THEM MAY HAVE TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) BETWEEN OR AMONG BORROWER AND LENDER ARISING OUT OF OR IN ANY WAY RELATED TO THIS NOTE. [Remainder of Page Intentionally Blank – Signature Page Follows]

[Signature Page to Main Street Priority Loan Facility Term Note] To the extent applicable under any state law, Borrower executed this Note as of the date stated at the top of the first page, intending to create an instrument executed under seal. BORROWER: AIRCO 1, LLC By: Print Name: Mark Harris Title: Chief Executive Officer /:4<3769"09=58:;5"2/+"&-.%)1./#,(-)#&1-.#-'0-#$*1.))/-&%$*